ADMINISTRATION AGREEMENT


                                      among


                        SALLIE MAE SERVICING CORPORATION,


                            SLM FUNDING CORPORATION,


                       STUDENT LOAN MARKETING ASSOCIATION,
                                as Administrator


                         SLM STUDENT LOAN TRUST 1997-1,


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                         not in its individual capacity
                      but solely as Eligible Lender Trustee


                                       and


                              BANKERS TRUST COMPANY
                         not in its individual capacity
                         but solely as Indenture Trustee





                           Dated as of March 20, 1997

                                TABLE OF CONTENTS
                                -----------------



                                                               Page



                                    ARTICLE I

Section 1.1   Definitions and Usage. . . . . . . . . . . . .     1

                                   ARTICLE II

Section 2.1   Duties with Respect to the Indenture . . . . .     2
Section 2.2   Duties with Respect to the Issuer. . . . . . .     4
Section 2.3   Establishment of Trust Accounts. . . . . . . .     5
Section 2.4   Collections. . . . . . . . . . . . . . . . . .     7
Section 2.5   Application of Collections . . . . . . . . . .     8
Section 2.6   Additional Deposits. . . . . . . . . . . . . .     8
Section 2.7   Distributions. . . . . . . . . . . . . . . . .     9
Section 2.8   Reserve Account. . . . . . . . . . . . . . . .    12
Section 2.9   Statements to Certificateholders and
               Noteholders . . . . . . . . . . . . . . . . .    14
Section 2.10  Non-Ministerial Matters. . . . . . . . . . . .    16
Section 2.11  Exceptions . . . . . . . . . . . . . . . . . .    16
Section 2.12  Compensation . . . . . . . . . . . . . . . . .    16
Section 2.13  Servicer and Administrator Expenses. . . . . .    16

                                   ARTICLE III

Section 3.1   Administrator's Certificate; Servicer's Report    17
Section 3.2   Annual Statement as to Compliance; Notice
               of Default; Financial Statement . . . . . . .    18
Section 3.3   Annual Independent Certified Public
               Accountants' Reports. . . . . . . . . . . . .    19

                                   ARTICLE IV

Section 4.1   Representations of Administrator . . . . . . .    20
Section 4.2   Liability of Administrator; Indemnities. . . .    21
Section 4.3   Merger or Consolidation of, or Assumption of
               the Obligations of, Administrator . . . . . .    23
Section 4.4   Limitation on Liability of Seller,
               Administrator and Others. . . . . . . . . . .    24
Section 4.5   Administrator May Own Certificates or Notes. .    25
Section 4.6   Student Loan Marketing Association Not to
               Resign as Administrator . . . . . . . . . . .    25

                                    ARTICLE V

Section 5.1   Administrator Default. . . . . . . . . . . . .    25
Section 5.2   Appointment of Successor . . . . . . . . . . .    27
Section 5.3   Notification to Noteholders and
               Certificateholders.  . . . . . .. . . . . . .    28
Section 5.4   Waiver of Past Defaults. . . . . . . . . . . .    28

                                   ARTICLE VI

Section 6.1   Termination. . . . . . . . . . . . . . . . . .    29

                                   ARTICLE VII

Section 7.1   Protection of Interests in Trust . . . . . . .    31

                                  ARTICLE VIII

Section 8.1   Independence of the Administrator. . . . . . .    33
Section 8.2   No Joint Venture . . . . . . . . . . . . . . .    33
Section 8.3   Other Activities of Administrator. . . . . . .    34
Section 8.4   Powers of Attorney . . . . . . . . . . . . . .    34
Section 8.5   Amendment. . . . . . . . . . . . . . . . . . .    34
Section 8.6   Assignment . . . . . . . . . . . . . . . . . .    35
Section 8.7   Limitations on Rights of Others. . . . . . . .    36
Section 8.8   Assignment to Indenture Trustee. . . . . . . .    36
Section 8.9   Nonpetition Covenants. . . . . . . . . . . . .    36
Section 8.10  Limitation of Liability of Eligible
               Lender Trustee and Indenture Trustee. . . . .    37
Section 8.11  Governing Law. . . . . . . . . . . . . . . . .    37
Section 8.12  Headings . . . . . . . . . . . . . . . . . . .    37
Section 8.13  Counterparts . . . . . . . . . . . . . . . . .    37
Section 8.14  Severability . . . . . . . . . . . . . . . . .    37

Appendix A

                            ADMINISTRATION AGREEMENT


         SLM Student Loan Trust 1997-1, (the "Issuer"), the Student Loan Marketing Association (the "Administrator"), Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Trustee (the "Eligible Lender Trustee"), Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding Corporation (the "Seller") and Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee") agree as follows:

         WHEREAS, the Issuer is issuing the Notes pursuant to the Indenture dated as of March 1, 1997 (the "Indenture"), between the Issuer and the Indenture Trustee and the Certificates pursuant to the Trust Agreement dated as of March 1, 1997 between the Depositor and the Eligible Lender Trustee;

         WHEREAS, the Issuer has entered into certain of the Basic Documents in connection with the issuance of the Notes and the Certificates, including the Sale Agreement and the Servicing Agreement;

         WHEREAS, pursuant to the Basic Documents, the Issuer and the Eligible Lender Trustee are required to perform certain duties in connection with (a) the Notes and the Collateral therefor pledged pursuant to the Indenture and (b) the Certificates;

         WHEREAS, the Issuer, the Eligible Lender Trustee and the Indenture Trustee desire to have the Administrator and the Servicer perform certain of the duties of the Issuer and the Eligible Lender Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Basic Documents as the Issuer and the Eligible Lender Trustee may from time to time request;

         WHEREAS, the Administrator and the Servicer have the capacity to provide the services required hereby and are willing to perform such services for the Issuer and the Eligible Lender Trustee on the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    Article I

Section 1.1 Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

         Article II



Section 2.1 Duties with Respect to the Indenture. The Administrator agrees to consult with the Eligible Lender Trustee regarding the duties of the Issuer under the Indenture and the Depository Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Depository Agreements. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreements. In furtherance of the foregoing, the Administrator shall take the actions with respect to the following matters that it is the duty of the Issuer or the Indenture Trustee to take pursuant to the Indenture (references being to Sections of the Indenture):

         a. preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the same to the Indenture Trustee (Section 2.2);

         b. preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.9);

         c. obtaining and preserving the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.4);

         d. preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.5 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.5);

         e. the delivery by the Issuer of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with
         Section 3.6 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers' Certificate of the Issuer and certain other statements, in accordance with Section 3.9 of the Indenture, as to compliance with the Indenture (Sections 3.6 and 3.9);

         f. in the event of a Servicer Default, the taking of all reasonable steps available to enforce the Issuer's rights under the Basic Documents in respect of such Servicer Default (Section 3.7(d));

         g. the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10);

         h. monitoring the Issuer's obligations as to the satisfaction and discharge of the Indenture and preparation of an Officers' Certificate of the Issuer and obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1);

         i. sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default has occurred and is continuing (Section 5.4) or an Insolvency Event with respect to the Seller has occurred and is continuing (Section 6.5(b));

         j. preparing and, after execution by the Issuer, filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies (Section 7.3);

         k. the opening of one or more accounts in the Issuer's name, the preparation of Issuer Orders, Officers' Certificates of the Issuer and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections
         8.2 and 8.3);

         l. the preparation of an Issuer Request and Officers' Certificate of the Issuer and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5);

         m. the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.1, 9.2 and 9.3);

         n. the preparation of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.6); o. the preparation of all Officers' Certificates of the Issuer, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a);

         p. the preparation and delivery of Officers' Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b));

         q. the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Sections 11.6); and

         r. the recording of the Indenture, if applicable (Section 11.15).

Section 2.2 Duties with Respect to the Issuer.

         A. In addition to the duties of the Administrator set forth above and in the other Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Eligible Lender Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Eligible Lender Trustee to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Eligible Lender Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents. Subject to Section 8.1, and in accordance with the directions of the Eligible Lender Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the Administrator.

         B. The Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.4(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders; provided, however, that the Eligible Lender Trustee shall retain responsibility for the distribution of the Schedule K-1's necessary to enable each Certificateholder to prepare its Federal and state income tax returns.

         C. The Administrator shall perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Eligible Lender Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents.

         D. In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

Section 2.3  Establishment of Trust Accounts.

         A.1. The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Bankers Trust Company.

         2. The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Bankers Trust Company.

         B. Funds on deposit in the Collection Account and the Reserve Account (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions by the Administrator; provided, however, it is understood and agreed that the Indenture Trustee shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer; provided that on the Business Day preceding each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for such Distribution Date. Other than as described in the following proviso or as otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or Distribution Date; provided, however, that funds on deposit in Trust Accounts may be invested in Eligible Investments of the Indenture Trustee which may mature so that such funds will be available on such Monthly Servicing Payment Date or

Distribution Date. Funds deposited in a Trust Account on a Business Day which immediately precedes a Monthly Servicing Payment Date or Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

         C.1. The Seller and the Issuer have pledged to the Indenture Trustee all of their respective right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Administrator's power to instruct the Indenture Trustee pursuant to paragraph B above and paragraph C.3 below, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Issuer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

         2. With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

         (A) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 2.3C.1; and, subject to Section 2.3B, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

         (B) any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

         (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the

                  Indenture Trustee, pending maturity or disposition, through continuous book-entry registration of such Trust Account Property as described in such paragraph; and

         (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

         3. The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Administrator or the Eligible Lender Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

Section 2.4 Collections. The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Trust Student Loans (other than Purchased Student Loans), and all Liquidation Proceeds, both as collected during the Collection Period, and the Eligible Lender Trustee shall remit within two Business Days of receipt thereof to the Collection Account any Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Trust Student Loans during the Collection Period. Notwithstanding the foregoing, for so long as (i) the senior unsecured obligations of the Administrator (or any affiliate of the Administrator which guarantees the obligations of the Administrator hereunder) shall have been assigned a long-term rating of not less than "AA-" (or equivalent rating) or a short-term rating of not less than "A-1" (or equivalent rating) by each of the Rating Agencies or the remitting by the Servicer and the Eligible Lender Trustee of the amounts referred to in this
Section 2.4 to the Administrator will not result in a downgrading or withdrawal of any of the then current ratings of any of the Securities by any of the Rating Agencies and (ii) no Administrator Default shall have occurred and be continuing, the Servicer and the Eligible Lender Trustee shall remit such collections within two Business Days of receipt thereof to the Administrator, and the Administrator need not deposit such collections into the Collection Account until one Business Day immediately prior to the next following Monthly Servicing Payment Date (in an amount up to the Servicing Fee then due) or Distribution Date together with interest on such amounts (less Servicing Fees paid during such period) calculated on a daily basis from the first day of the month following receipt thereof by the Administrator through the last day of the related Collection Period at a rate equal to the Federal Funds Rate less .20% ; provided, however, that, if the Administrator (and each such Affiliate which guarantees the obligations of the Administrator) is rated below AA- and A-1+ by Standard & Poor's, the Administrator shall deposit all such collections into the Collection Account at least as frequently as the next following Monthly Servicing Payment Date, unless less frequent deposits will not result in a downgrading or withdrawal of Standard & Poor's then current ratings on the Notes or the Certificates. In the event that any of the foregoing conditions for ceasing daily remittances shall no longer be satisfied, then the Administrator shall deposit all collections held by it into the Collection Account within two Business Days thereof.

Section 2.5  Application of Collections.

         A. With respect to each Trust Student Loan, all collections (including all Guarantee Payments) with respect thereto for each Collection Period shall be applied to interest and principal on such Trust Student Loan by the Servicer in accordance with its customary practice.

         B. All Liquidation Proceeds shall be applied to the related Trust Student Loan.

Section 2.6  Additional Deposits.

         A. The Servicer shall deposit or cause to be deposited in the Collection Account the aggregate purchase price with respect to Purchased Student Loans as determined pursuant to Section 3.5 of the Servicing Agreement and all other amounts to be paid by the Servicer under Section 3.5 of the Servicing Agreement when such amounts are due, and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Seller under Section 6 of the Sale Agreement when such amounts are due.

         B. Notwithstanding anything to the contrary set forth in paragraph (A) above, if daily deposits to the Collection Account are not required pursuant to
Section 2.4, the Seller and the Servicer shall pay the amounts referred to in paragraph (A) above that would otherwise be deposited into the Collection Account to the Administrator. The Administrator shall not be required to deposit such amounts into the Collection

Account until the Business Day preceding each Distribution Date; provided, however, that, on or before the Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deposit into the Collection Account that portion of such amounts received by it that is equal to the sum of the Servicing Fee payable on such date and provided, further that the Administrator shall also deposit into the Collection Account on such date interest on such amounts (less Servicing Fees paid during such period) calculated on a daily basis from the first day of the month following receipt thereof by the Administrator through the last day of the related Collection Period at a rate equal to the Federal Funds Rate less .20%.

         C. The Issuer shall make an initial deposit of $25,000 on the Closing Date into the Collection Account from the proceeds of the sale of the Notes and Certificates.

Section 2.7  Distributions.

         A. On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Collection Account from the Reserve Account and the amounts to be distributed therefrom on the related Distribution Date. On the 5th Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Collection Account from the Reserve Account and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date.

         B. The Administrator shall instruct the Indenture Trustee in writing no later than the second business day preceding each Monthly Servicing Payment Date that is not a Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1 (A) and (B)) to distribute to the Servicer, by 1:00 p.m. (New York time) on such Monthly Servicing Payment Date, from and to the extent of the Available Funds on deposit in the Collection Account the Primary Servicing Fee due with respect to the preceding calendar month, and the Indenture Trustee shall comply with such instructions.

         C. The Administrator shall instruct the Indenture Trustee in writing no later than the second business day preceding each Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1 (A) and (C)) to make the following deposits and distributions to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date, to the extent of the amount of Available Funds in the Collection Account, in the following order of priority, and the Indenture Trustee shall comply with such instructions:

         1. to the Servicer, the Primary Servicing Fee due on such Distribution Date;

         2. to the Administrator, from the amount of Available Funds remaining after the application of clause 1, the Administration Fee due on such Distribution Date and all unpaid Administration Fees from prior Collection Periods;

         3. to the Noteholders, from the amount of Available Funds remaining after the application of clauses 1 and 2, the Noteholders' Interest Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Notes in respect of Noteholders' Interest Distribution Amount;

         4. to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses 1 through 3, the Certificateholders' Return Distribution Amount, for distribution by the Eligible Lender Trustee pursuant to the Trust Agreement, ratably, without preference or priority of any kind, according to the amounts payable in respect of Certificateholders' Return Distribution Amount;

         5. to the Class A-1 Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 4, the Noteholders' Principal Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class A-1 Notes for principal;

         6. on each Distribution Date on and after which the Class A-1 Notes have been paid in full, to the Class A-2 Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 5, the Noteholders' Principal Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class A-2 Notes for principal;

         7. on each Distribution Date on and after the date on which the Notes have been paid in full, to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses 1 through 6, the Certificate Balance Distribution Amount for distribution by the Eligible Lender Trustee pursuant to the Trust Agreement, ratably, without preference or priority of any kind, according to the amounts payable in respect of the Certificate Balance;

         8. to the Reserve Account, from the amount of Available Funds remaining after the application of clauses 1 through 7, the amount, if any, necessary to reinstate the balance of the Reserve Account up to the Specified Reserve Account Balance;

         9. to the Servicer, from the amount of Available Funds remaining after the application of clauses 1 through 8, the aggregate unpaid amount of the Carryover Servicing Fee, if any;

         10. to the Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 9, the aggregate unpaid amount of Note Interest Carryover, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes in respect of Note Interest Carryover;

         11. to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses 1 through 10, the aggregate unpaid amount of the Certificate Return Carryover, if any, for distribution by the Eligible Lender Trustee pursuant to the Trust Agreement, ratably, without preference or priority of any kind, according to the amounts payable in respect of Certificate Return Carryover; and

         12. to the Reserve Account, the amount of Available Funds remaining after the application of clauses 1 through 11.

         Notwithstanding the foregoing, if on any Distribution Date following all distributions to be made on such Distribution Date the Outstanding Amount of the Notes would be in excess of the sum of the outstanding principal balance of the Trust Student Loans and any accrued but unpaid interest on the Trust Student Loans as of the last day of the related Collection Period plus the balance of the Reserve Account on such Distribution Date following such distributions, or if an Insolvency Event with respect to the Seller or an Event of Default has occurred and is continuing, amounts on deposit in the Collection Account and the Reserve Account shall be applied on such Distribution Date to the payment of the Noteholders' Distribution Amount before any amounts are applied to the payment of the Certificateholders' Distribution Amount.

Section 2.8  Reserve Account.

         A. On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account.

            B.1. In the event that the Primary Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Sections 2.7B and 2.7C.1 on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; provided, however, that, except as provided in Sections 2.8C(C) and 2.8D, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fees to the Servicer.

            2. In the event that the Administration Fee for any Distribution Date exceeds the amount distributed to the Administrator pursuant to
            Section 2.7C.2 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph B.1 above, and to distribute such amount to the Administrator.

            3. In the event that the Noteholders' Interest Distribution Amount and the Certificateholders' Return Distribution Amount for a Distribution Date exceeds the amount distributed to Noteholders and to the Certificateholders pursuant to Section 2.7C.3 and C.4 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 and
            B.2 above, and to distribute such amount to the Noteholders and to the Certificateholders entitled thereto, in the same order and priority as is set forth in Sections 2.7C.3 and C.4 subject to the last paragraph of Section 2.7C.

            4. In the event that the Noteholders' Principal Distribution Amount on the Final Distribution Date with respect to each Class of Notes exceeds the amount distributed to such Noteholders pursuant to
            Section 2.7C.5 and 2.7C.6 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such final Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1, B.2 and B.3 above, and to distribute such amount to the Noteholders entitled thereto, in the same order and priority as is set forth in Sections 2.7C.5 and 2.7C.6.

            5. In the event that the Certificateholders' Balance Distribution Amount on the final Distribution Date with respect to the Certificates exceeds the amount distributed to the Certificateholders pursuant to Section 2.7C.7 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.4 above, and to distribute such amount to the Eligible Lender Trustee on behalf of the Certificateholders, for distribution to the Certificateholders entitled thereto.

         C. After giving effect to Section 2.8B, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this paragraph C) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing (A) to pay to the Noteholders out of such excess in the Reserve Account an amount equal to the Note Principal Shortfall, if any; (B) to pay to the Certificateholders out of such excess in the Reserve Account an amount equal to the Certificate Balance Shortfall, if any; (C) to pay to the Servicer out of such excess in the Reserve Account an amount equal to the amount described in
Section 2.7C.9 for such Distribution Date (to the extent not otherwise paid to the Servicer on such Distribution Date); (D) to pay to the Noteholders out of such excess an amount equal to the amount described in Section 2.7C.10 for such Distribution Date (to the extent not otherwise paid to the Noteholders on such Distribution Date); (E) to pay to the Certificateholders out of such excess an amount equal to the amount described in Section 2.7C.11 for such Distribution Date (to the extent not otherwise paid to the Certificateholders on such Distribution Date); (F) in the event the Trust Student Loans are not sold pursuant to Section 6.1A, to pay as an accelerated payment of principal balance of the Notes or Certificate Balance, as the case may be, first to the Noteholders in the same order and priority as is set forth in Sections 2.7C.5 and C.6 until the principal amount of the Notes is paid in full and then to the

Certificateholders until the Certificate Balance is reduced to zero, provided that the amount of such distribution shall not exceed the outstanding principal balance of the Notes or the Certificate Balance, as applicable, after giving effect to all other payments in respect of principal of Notes and Certificate Balance to be made on such date; and (G) to distribute the remaining amount of such excess to the Seller. Amounts properly distributed to the Seller pursuant to this paragraph C shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Seller shall in no event thereafter be required to refund any such distributed amounts.


         D. On the final Distribution Date upon termination of the Trust and following the payment in full of the aggregate outstanding principal balance of the Notes and the Certificate Balance and of all other amounts (other than Carryover Servicing Fees, Note Interest Carryover and Certificate Return Carryover) owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders, Certificateholders, the Servicer or the Administrator, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used first to pay any Carryover Servicing Fees, second to pay any Note Interest Carryover and third to pay any Certificate Return Carryover. Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Seller. The Seller shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.8D.

         E. Anything in this Section 2.8 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, to reduce the Certificate Balance to zero and to pay any accrued return thereon and to pay any Carryover Servicing Fee, Note Interest Carryover or Certificate Return Carryover, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Eligible Lender Trustee and the Indenture Trustee to make such payments.

Section 2.9 Statements to Certificateholders and Noteholders. On each Determination Date preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee and the Eligible Lender Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each Noteholder of record and for the Eligible Lender Trustee to forward on such succeeding Distribution Date to each Certificateholder of record a statement, setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

                  a. the amount of such distribution allocable to principal of each class of the Notes;

                  b. the amount of the distribution allocable to interest on each class of the Notes;


                  c. the amount of the distribution allocable to the Certificate Balance;

                  d. the amount of the distribution allocable to return on the Certificates;

                  e. the amount, if any, of the distribution allocable to any
                  Note Interest Carryover and any Certificate Return Carryover, together with any remaining outstanding amount of each thereof;

                  f. the Pool Balance as of the close of business on the last day of the preceding Collection Period;

                  g. the aggregate outstanding principal balance of the Notes, the Note Pool Factor, the Certificate Balance and the Certificate Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clauses (a) and (c) above;

                  h. the Note Rate for the next period for any class of Notes and the Certificate Rate for any class of Certificates;

                  i. the amount of the Servicing Fee and any Carryover Servicing Fee paid to the Servicer on such Distribution Date and on the two preceding Monthly Servicing Payment Dates, and the amount, if any, of the Carryover Servicing Fee remaining unpaid after giving effect to any such payments;

                  j. the amount of the Administration Fee paid to the Administrator on such Distribution Date;

                  k. the amount of the aggregate Realized Losses, if any, for the related Collection Period and the balance of Trust Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

                  l. the amount of any Note Interest Shortfall, Note Principal Shortfall, Certificate Return Shortfall and Certificate Balance Shortfall, if any, in each case as applicable to each class of Securities, and the change in such amounts from the preceding statement;

                  m. the aggregate Purchase Amounts for Trust Student Loans, if any, that were repurchased by the Seller or purchased by the Servicer from the Issuer in such Collection Period; and

                  n. the balance of the Reserve Account on such Distribution Date, after giving effect to changes therein on such Distribution Date.

Each amount set forth pursuant to clauses (a), (b), (c), (d), (e), (i), (j) and
(l) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable. A copy of the statements referred to above may be obtained by any Certificate Owner or Note Owner by a written request to the Eligible Lender Trustee or the Indenture Trustee, respectively, addressed to the respective Corporate Trust Office.

Section 2.10 Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are nonministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Eligible Lender Trustee of the proposed action and the Eligible Lender Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                  a. the amendment of or any supplement to the Indenture;

                  b. the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Trust Student Loans);

                  c. the amendment, change or modification of the Basic
                  Documents;

                  d. the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                  e. the removal of the Indenture Trustee.

Section 2.11 Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Administrator shall not be obligated to, and shall not, (1) make any payments to the Noteholders under the Basic Documents, (2) sell the Indenture Trust Estate pursuant to Section 5.4 of the Indenture, (3) take any other action that the Issuer directs the Administrator not to take on its behalf, (4) in connection with its duties hereunder assume any indemnification obligation of any other Person or (5) service the Trust Student Loans.

Section 2.12 Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $20,000 for each Collection Period payable on the related Distribution Date (the "Administration Fees") payable in arrears which shall be solely an obligation of the Issuer.

Section 2.13 Servicer and Administrator Expenses. Each of the Servicer and the Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator or to the Certificateholders and the Noteholders, as the case may be.

                                   Article III

Section 3.1  Administrator's Certificate; Servicer's Report.

         A. On or before the tenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Servicer shall deliver to the Administrator a Servicer's Report with respect to the preceding month containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator's Officers' Certificate and the Administrator's Certificate covering such calendar month referred to in paragraph B below. On or before the tenth day (or, if any such day is not a Business Day, on the next succeeding Business Day), preceding each Distribution Date the Servicer shall deliver to the Administrator a Servicer's Report with respect to the preceding Collection Period containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator's Officers' Certificate and the Administrator's Certificate covering such calendar month referred to in paragraph C below.

         B. On the 2nd Business Day prior to each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee and the Indenture Trustee, an Officer's Certificate of the Administrator containing all information necessary to pay the Servicer the Servicing Fee due on such Monthly Servicing Payment Date pursuant to Section 2.7B.

         C. On each Determination Date prior to a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee and the Indenture Trustee, with a copy to the Rating Agencies, an Administrator's Certificate containing all information necessary to make the distributions pursuant to Sections 2.7 and 2.8, if applicable, for the Collection Period preceding the date of such Administrator's Certificate.

         D. Prior to each Determination Date, the Administrator shall determine the Note Rates and the Certificate Rate that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator's Certificate on such Determination Date pursuant to this Section 3.1. In connection therewith, the Administrator shall calculate the T-Bill Rate in accordance with the definition thereof and shall also determine the Student Loan Rate with respect to such Distribution Date.

         E. The Administrator shall furnish to the Issuer from time to time such information regarding the Collateral as the Issuer shall reasonably request.

Section 3.2 Annual Statement as to Compliance; Notice of Default; Financial Statements.

         A. Each of the Servicer and the Administrator shall deliver to the Eligible Lender Trustee and the Indenture Trustee on or before 120 days after the end of the fiscal year of the Servicer and the Administrator, an Officer's Certificate of the Servicer or the Administrator, as the case may be, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer or the Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 1997) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer or the Administrator, as the case may be, has fulfilled its obligations in all material respects under this Agreement and, with respect to the Servicer, the Servicing Agreement throughout such year or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officers' Certificate and each report referred to in
Section 3.1 to the Rating Agencies. A copy of each such Officers' Certificate and each report referred to in Section 3.1 may be obtained by any Certificateholder, Certificate Owner, Noteholder or Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Eligible Lender Trustee, the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of Noteholders as of the date specified by the Eligible Lender Trustee.

         B. The Servicer shall deliver to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Servicer of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 5.1 of the Servicing Agreement.

         C. The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Sections 5.1A or B or would cause the Student Loan Marketing Association to fail to meet the requirement of clause (i) of Section 2.4.

         D. The Administrator shall provide to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies (a) as soon as possible and in no event more than 120 days after the end of each fiscal year of the Administrator audited financials as at the end of and for such year and (b) as soon as possible and in no event more than 45 days after the end of each quarterly accounting period of the Administrator unaudited financials as at the end of and for such period.

Section 3.3 Annual Independent Certified Public Accountants' Reports. Each of the Servicer and the Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or the Administrator, as the case may be, to deliver to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies on or before March 31 of each year, a report addressed to the Servicer or the Administrator, as the case may be, the Eligible Lender Trustee and the Indenture Trustee, to the effect that such firm has examined certain documents and records relating to the servicing of the Trust Student Loans, or the administration of the Trust Student Loans and of the Trust, as the case may be, during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 1997) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such servicing or administration, respectively, was conducted in compliance with those terms of this Agreement and in the case of the Servicer, the Servicing Agreement, including any applicable statutory provisions incorporated therein and such additional terms and statutes as may be specified from time to time by the Administrator, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report.

         Such report will also indicate that the firm is independent of the Servicer or the Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                                   Article IV

Section 4.1 Representations of Administrator. The Student Loan Marketing Association, as Administrator, makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Student Loans. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         A. Organization and Good Standing. The Administrator is duly organized and validly existing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         B. Power and Authority. The Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary corporate action.

         C. Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Administrator enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

         D. No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the charter or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

         E. No Proceedings. There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties:
(i) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer, the Notes or the Certificates.

         F. All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

Section 4.2 Liability of Administrator; Indemnities. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

         The Administrator shall indemnify, defend and hold harmless the Issuer, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

         The Administrator shall indemnify the Indenture Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the performance of its duties under the Indenture and the other Basic Documents. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents. The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Indenture Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Indenture Trustee and the Administrator in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Administrator shall indemnify each of the Eligible Lender Trustee and the Interim Eligible Lender Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all loss, liability, claims, damages, costs, penalties, taxes (excluding taxes payable by it on any compensation received by it for its services as trustee) or expense (including attorneys' fees) incurred by it in connection with the performance of its duties under the Interim Trust Agreement, the Trust Agreement and the other Basic Documents.

         Without limiting the generality of the foregoing, the Administrator shall indemnify the Eligible Lender Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all liability relating to or resulting from any of the following:

         (i) any claim that the Trust Student Loans (or any guarantee with respect thereto) are delinquent, uncollectable, uninsured, illegal, invalid or unenforceable;

         (ii) any claim that the Trust Student Loans have not been made, administered, serviced or collected in accordance with applicable federal and state laws or the requirements of any Guarantor; or

         (iii) any claim that any original note or other document evidencing or relating to the Trust Student Loans has been lost, misplaced or destroyed.

         The Eligible Lender Trustee shall notify the Administrator promptly of any claim for which it may seek indemnity. Failure by the Eligible Lender Trustee to so notify the Administrator shall not relieve the Administrator of its obligations hereunder and under the other Basic Documents. The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Eligible Lender Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Eligible Lender Trustee and the Administrator in conducting the defense of such claim, the Eligible Lender Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the

Eligible Lender Trustee through the Eligible Lender Trustee's own willful misconduct, negligence or bad faith.

         The Seller shall pay reasonable compensation to the Indenture Trustee and the Eligible Lender Trustee and shall reimburse the Indenture Trustee and the Eligible Lender Trustee for all reasonable expenses, disbursements and advances.

         For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 4.3) as Administrator pursuant to Section 5.1, or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 5.2.

         Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

Section 4.3 Merger or Consolidation of, or Assumption of the Obligations of, Administrator. Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, if other than the Student Loan Marketing Association, executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.1 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default shall have occurred and be continuing, (iii) the surviving Administrator, if other than the Student Loan Marketing Association, shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) unless the

Student Loan Marketing Association is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the Certificateholders and (v) unless the Student Loan Marketing Association is the surviving entity, the Administrator shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Trust Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Anything in this Section 4.3 to the contrary notwithstanding, the Administrator may at any time assign its rights, obligations and duties under this Agreement to an Affiliate provided that the Rating Agencies confirm that such assignment will not result in a downgrading or a withdrawal of the ratings then applicable to the Notes and the Certificates.

Section 4.4 Limitation on Liability of Seller, Administrator and Others. Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, or to the Indenture Trustee or the Eligible Lender Trustee except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that these provisions shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Trust Student Loans and the Trust in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture and under this Agreement.

Section 4.5 Administrator May Own Certificates or Notes. The Administrator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Administrator or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

Section 4.6 Student Loan Marketing Association Not to Resign as Administrator. Subject to the provisions of Section 4.3, the Student Loan Marketing Association shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over the Student Loan Marketing Association or its properties. Notice of any such determination permitting or requiring the resignation of the Student Loan Marketing Association shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of the Student Loan Marketing Association in accordance with Section 5.2. Anything in this Section 4.7 to the contrary notwithstanding, the Administrator may resign at any time subsequent to the assignment of its duties and obligations hereunder pursuant to Section 4.3.

                                    Article V

Section 5.1 Administrator Default. If any one of the following events (an "Administrator Default") shall occur and be continuing:

                  A. (i) in the event that daily deposits into the Collection Account are not required, any failure by the Administrator to deliver to the Indenture Trustee for deposit in the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, as applicable, or (ii) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from either of the Trust Accounts, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

                  B. any failure by the Administrator duly to observe or to perform in any material respect any other term, covenant or agreement of the Administrator set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders or Certificateholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator, the Indenture Trustee and the Eligible Lender Trustee by the Noteholders or Certificateholders, as applicable, representing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance (including any Certificates owned by the Seller); or

                  C. an Insolvency Event occurs with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee or the Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 4.2) of the Administrator under this Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Notes, the Certificates, the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 5.2; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator (other than the Indenture Trustee acting as the Administrator under this Section 5.1) upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an

Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

Section 5.2  Appointment of Successor.

         A. Upon receipt by the Administrator of notice of termination pursuant to Section 5.1, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Administrator shall become unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel (the "Transfer Date"). In the event of the termination hereunder of the Administrator the Issuer shall appoint a successor Administrator acceptable to the Indenture Trustee, and the successor Administrator shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Administrator and the Indenture Trustee shall be entitled to the Administration Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to the Administrator under this Agreement.

         B. Upon appointment, the successor Administrator (including the Indenture Trustee acting as successor Administrator), shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Administrator (which shall not exceed the Administration Fee unless such compensation arrangements will not result in a downgrading or withdrawal of any rating on the Notes or the Certificates by any Rating Agency) and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

         C. The Administrator may not resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor Administrator has been appointed and has assumed all the obligations of the Administrator in accordance with the terms of this Agreement and the other Basic Documents.

Section 5.3 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Administrator pursuant to this Article V, the Eligible Lender Trustee shall give prompt written notice thereof to Certificateholders and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

Section 5.4 Waiver of Past Defaults. The Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes (or the Certificateholders of Certificates evidencing a majority of the outstanding Certificate Balance, in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   Article VI

Section 6.1  Termination.

         A. Optional Purchase of All Trust Student Loans. The Administrator shall notify the Seller and the Indenture Trustee in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee on behalf and at the direction of the Seller, or any other "eligible lender" (within the meaning of the Higher Education Act) designated by the Seller in writing to the Eligible Lender Trustee and the Indenture Trustee, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Seller shall deposit pursuant to Section 2.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Seller, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Seller may not effect such purchase if such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any Note Interest Carryover, Certificate Return Carryover and Carryover Servicing Fees. In the event the Seller fails to notify the Eligible Lender Trustee and the Indenture Trustee in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Seller intends to exercise its option to purchase the Trust Estate, the Seller shall be deemed to have waived its option to purchase the Trust Estate as long as the Seller has received 5 business days' notice from the Indenture Trustee as provided in Section 4.4 of the Indenture.

         B. Insolvency of the Seller. Upon any sale of the assets of the Trust pursuant to Section 9.2 of the Trust Agreement, the Administrator shall instruct the Indenture Trustee in writing to deposit the net proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account. On the first Distribution Date following the date on which the Insolvency Proceeds are deposited in the Collection Account, the Administrator shall instruct the Indenture Trustee to make the following distributions (after the application on such Distribution Date of the amount of Available Funds and amounts on deposit in the Reserve Account pursuant to Sections 2.7 and 2.8) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

                  a. to the Noteholders, any unpaid Noteholders' Interest Distribution Amount for such Distribution Date as set forth in Sections 2.7C.3;

                  b. to the Noteholders, the outstanding principal balance of the Notes in the same order and priority as is set forth in Sections 2.7C.5 and C.6;

                  c. to the Certificateholders, any unpaid Certificate Return Distribution Amount for such Distribution Date;

                  d. to the Certificateholders, the Certificate Balance;

                  e. to the Servicer, any unpaid Carryover Servicing Fees;

                  f. to the Noteholders, any unpaid Note Interest Carryover; and

                  g. to the Certificateholders, any unpaid Certificate Return Carryover.

Any investments on deposit in the Reserve Account which will not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Business Day preceding such Distribution Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Seller.

         C. Notice. Notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

         D. Succession. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Eligible Lender Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement and any other Basic Documents.

                                   Article VII

Section 7.1  Protection of Interests in Trust.

         A. The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in the Trust Student Loans and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Eligible Lender Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         B. Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph A above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Eligible Lender Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         C. Each of the Seller and the Servicer shall have an obligation to give the Eligible Lender Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Trust Student Loans, and its principal executive office, within the United States of America.

         D. The Servicer shall maintain accounts and records as to each Trust Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Trust Student Loan, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Trust Student Loan and the amounts from time to time deposited by the Servicer in the Collection Account in respect of such Trust Student Loan.

         E. The Servicer shall maintain its computer systems so that, from and after the time of sale of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Issuer, the Servicer's master computer records (including any backup archives) that refer to a Trust Student Loan shall indicate clearly the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in such Trust Student Loan and that such Trust Student Loan is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's, the Eligible Lender Trustee's and the Indenture Trustee's interest in a Trust Student Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Trust Student Loan shall have been paid in full or repurchased.

         F. If at any time the Seller or the Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Trust Student Loan, indicate clearly that such Trust Student Loan has been sold and is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

         G. Upon reasonable notice, the Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Trust Student Loan.

         H. Upon request, at any time the Eligible Lender Trustee or the Indenture Trustee have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Servicer shall furnish to the Eligible Lender Trustee or to the Indenture Trustee (in each case, with a copy to the Administrator), within five Business Days, a list of all Trust Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Administrator shall furnish to the Eligible Lender Trustee or to the Indenture Trustee, within 20 Business Days thereafter, a comparison of such list to the list of Initial Trust Student Loans set forth in Schedule A to the Indenture as of the Closing Date, and, for each Trust Student Loan that has been removed from the pool of loans held by the Eligible Lender Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Trust Student Loan was so removed.

         I. The Seller shall deliver to the Eligible Lender Trustee and the Indenture Trustee:

         (1) promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

         (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.6(b) of the Indenture.

         Each Opinion of Counsel referred to in clause (1) or (2) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

         J. The Seller shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to
Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                                  Article VIII

Section 8.1 Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Eligible Lender Trustee.

Section 8.2 No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 8.3 Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

Section 8.4 Powers of Attorney. The Eligible Lender Trustee and the Indenture Trustee shall upon the written request of the Administrator furnish the Administrator with any powers of attorney and other documents reasonably necessary or appropriate to enable the Administrator to carry out its administrative duties hereunder.

Section 8.5 Amendment. This Agreement (other than Sections 2.1 and 2.2) may be amended by the Seller, the Servicer, the Administrator, the Eligible Lender Trustee and the Indenture Trustee, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         Sections 2.1 and 2.2 may be amended from time to time by a written amendment duly executed and delivered by the Eligible Lender Trustee, the Indenture Trustee and the Administrator, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of such Article; provided that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee and the Eligible Lender Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder.

         This Agreement (other than Sections 2.1 and 2.2) may also be amended from time to time by the Seller, the Servicer, the Administrator, the Indenture Trustee and the Eligible Lender Trustee, and Sections 2.1 and 2.2 may also be amended by the Eligible Lender Trustee, the Administrator and the Indenture Trustee, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders of Certificates evidencing a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Trust Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Noteholders or the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders.

         Promptly after the execution of any such amendment (or, in the case of the Rating Agencies, fifteen days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 7.1I(1). The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

Section 8.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.3 of the Servicing Agreement and Section
4.3 of this Agreement, this Agreement may not be assigned by the Seller, the Administrator or the Servicer. This Agreement may be assigned by the Eligible Lender Trustee only to its permitted successor pursuant to the Trust Agreement.

Section 8.7 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Servicer, the Issuer, the Indenture Trustee and the Eligible Lender Trustee and for the benefit of the Certificateholders and the Noteholders, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 8.8 Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any Grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Trust Student Loans and the assignment of any or all of the Issuer's rights and obligations under this Agreement and the Sale Agreement and the Seller's rights under the Purchase Agreement to the Indenture Trustee. The Servicer hereby acknowledges and consents to the assignment by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of any and all of the Issuer's rights and obligations under this Agreement and under the Servicing Agreement.

Section 8.9  Nonpetition Covenants.

         A. Notwithstanding any prior termination of this Agreement, the Servicer, the Administrator, the Interim Eligible Lender Trustee and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         B. Notwithstanding any prior termination of this Agreement, the Servicer, the Administrator, the Issuer and the Eligible Lender Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

Section 8.10 Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.

         A. Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer or the Eligible Lender Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

         B. Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 8.11 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 8.12 Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 8.13 Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

Section 8.14 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                       SLM STUDENT LOAN TRUST 1997-1,

                                       by Chase Manhattan Bank USA,
                                       National Association, not in its
                                       individual capacity but solely as
                                       Eligible Lender Trustee,


                                       By: /s/ John Cashin
                                           ---------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------

                                       STUDENT LOAN MARKETING ASSOCIATION


                                       By: /s/ Ann Marie Plubell
                                           ---------------------
                                       Name: Ann Marie Plubell
                                            -----------------------------

                                       Title: V.P., Associate General Counsel
                                              and Corporate Secretary
                                              -------------------------------


                                       SLM FUNDING CORPORATION


                                       By: /s/ Mark G. Overend
                                           --------------------
                                       Name:_____________________________

                                       Title:____________________________



                                       SALLIE MAE SERVICING CORPORATION


                                       By: /s/ Marianne M. Keler
                                           ---------------------
                                       Name:_____________________________

                                       Title:____________________________

                                       CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Eligible Lender Trustee


                                       By: /s/ John Cashin
                                           ---------------
                                       Name:_____________________________

                                       Title:____________________________



                                       BANKERS TRUST COMPANY, not in its
                                       individual capacity but solely as
                                       Indenture Trustee


                                       By: /s/ Nicole M. Taylor
                                           ----------------------
                                       Name: Nicole M. Taylor
                                            ---------------------
                                       Title: Assistant Treasurer
                                             --------------------